                                                     SEC REGISTRATION NO.
                                                           33-41043
                                                           811-6328

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

   Post-Effective Amendment No. 7

                                       and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

   Amendment No. 9

                         TAX FREE FUND OF VERMONT, INC.

                    128 MERCHANTS ROW, RUTLAND, VERMONT 05701

       Registrant's Telephone Number, including Area Code: (802)-773-0674

                                 John T. Pearson
                           Vermont Fund Advisors, Inc.
                                128 Merchants Row
                           Rutland, Vermont 05702-0310
                     (Name and Address of Agent for Service)

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (B).

                                     PART A

                        TAX FREE FUND OF VERMONT, INC.
PROSPECTUS                                                      APRIL 30, 1998

    Tax Free Fund of Vermont, Inc. (the "Fund") is an open end non-diversified municipal bond mutual fund offering shares to Vermont residents. The Fund's goal is to seek the highest level of current income exempt from federal and Vermont income taxes for shareholders as is consistent with the prudent investment management of the principal invested by shareholders. The Fund invests primarily in municipal securities issued by the State of Vermont and its political subdivisions.

    The Fund's shares are sold without sales loads, redemption fees or withdrawal penalties and there are no limitations on the number of purchases or withdrawals. Shares of the Fund may be purchased directly from the Fund at the net asset value as next determined after receipt of a purchase order.

    This prospectus concisely states information about the Fund that you should know before investing. Please read it and retain it for future reference.

    Additional information about the Fund, including information on securities ratings, is contained in a Statement of Additional Information and its appendices dated April 30, 1998 which has been filed with the Securities and Exchange Commission and is incorporated by reference into this prospectus. For a free copy, or for other information about the Fund, write to the address or call the telephone number listed below.

                        TAX FREE FUND OF VERMONT, INC.
                         128 Merchants Row, Suite 611
                            Rutland, Vermont 05701
                   Call Toll-Free in Vermont: 800-675-3333
                          In Rutland Call: 773-0674

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              Table of Contents


                                                                          Page

Fund Fees and Expenses                                                      3

Condensed Financial Information                                             5

The Fund                                                                    6

Investment Objective and Policies                                           6

Investment Restrictions                                                    11

Risk Factors and Investor Considerations                                   11

Pricing Shares                                                             14

Dividends and Taxes                                                        14

Fund Management and Expenses                                               17

How to Buy Shares                                                          19

How to Redeem Shares                                                       20

Shareholder Services                                                       21

Fund Shares                                                                22

                            FUND FEES AND EXPENSES

    The purpose of this summary of Fund Expenses is to assist investors in understanding the costs and expenses that a Fund shareholder will bear. For more complete descriptions of the various costs and expenses, see the "Fund Management and Expenses" section of this prospectus.

                       SHAREHOLDER TRANSACTION EXPENSES

    Shareholder transaction expenses are expenses you pay when you buy or sell shares of a fund. There are no shareholder transaction expenses.

          Sales Load Imposed on Purchases                      none
          Sales Load Imposed on Reinvested Dividends           none
          Deferred Sales Load on Redemptions                   none
          Redemption Fees                                      none

                        ANNUAL FUND OPERATING EXPENSES

          Management Fee                                       0.70%
          Other Expenses After Expense Reimbursements          1.02%
          Distribution Expenses                                none
          ---------------------                                ----

          Total Operating Expenses                             1.72%

    The foregoing table of fees and the following table of expenses paid is provided to assist investors in understanding the various costs and expenses which may be borne directly or indirectly by an investment in the Fund. Operating expenses include the advisory and administrative expenses paid by the Fund as well as all other expenses of operating the Fund. Operating expenses are paid by the Fund out of income otherwise available for distribution to the Fund's shareholders. Annual Fund Operating Expenses are based on amounts incurred for the year ending December 31, 1997.

                           EXAMPLE OF EXPENSES PAID

    You would pay the following expenses on a $1000 investment, assuming (1) a 5% annual return and (2) either redemption or non-redemption at the end of each time period:

                  1 Year                                $ 17
                  3 Years                               $ 54
                  5 Years                               $ 93
                  10 Years                              $203

    The purpose of the foregoing Example, which is based on the cost information provided in the preceding two tables, is to assist you in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. For further information concerning advisory fees, see the "Fund Management and Expenses" section of this prospectus. In addition, more complete information on costs and expenses is found in the "Investment Advisor and Other Expenses" section of the Statement of Additional Information.

    The above Example is intended to show the dollar amount of expenses that would be incurred over the indicated periods on a hypothetical $1,000 investment in the Fund, assuming a 5% annual return and assuming that the Fund's expenses continue at the rate shown in the tables. However, the actual return on an investment in the Fund may be greater or less than 5%. FURTHERMORE, THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES; ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN DEPENDING UPON A VARIETY OF FACTORS, INCLUDING THE ACTUAL PERFORMANCE OF THE FUND.

                       CONDENSED FINANCIAL INFORMATION

    The financial information in the table below has been audited by Tait, Weller and Baker, independent auditors, for the years ended December 31, 1993, 1994, 1995, 1996 and 1997 and by KPMG Peat Marwick, independent auditors, for the year ended December 31, 1992 and the period ended December 31, 1991. Financial statements for the years ended December 31, 1997 and 1996 and the independent auditors' report thereon are included in the Statement of Additional Information.

        TAX FREE FUND OF VERMONT - SELECTED PER SHARE DATA AND RATIOS

    Selected data for a share outstanding for the years ended December 31, 1992 through 1997 and for the period from September 18, 1991 (commencement of investment operations) to December 31, 1991:

                                                                                                                SEPTEMBER 18, 1991
                                                                                                                  (COMMENCEMENT
                                                          YEARS ENDED DECEMBER 31,                              OF OPERATIONS) TO
                              ----------------------------------------------------------------------------         DECEMBER 31,
                              1997           1996           1995           1994          1993         1992               1991
                              ----           ----           ----           ----          ----         ----           -----------
NET ASSET VALUE
BEGINNING OF PERIOD ....     $ 9.97         $ 9.96         $ 9.30         $ 9.86       $ 9.88       $ 9.93            $10.00
                             ------         ------         ------         ------       ------       ------            ------
  INCOME FROM INVESTMENT
   OPERATIONS
    Net investment
      income ...........        .43            .43            .49            .53          .53          .56               .18
    Net gain (loss) on
      securities (both
      realized and
      unrealized) ......        .32            .01            .66           (.56)        (.02)        (.05)             (.07)
                             ------         ------         ------         ------       ------       ------            ------
    TOTAL FROM
      INVESTMENT
      OPERATIONS .......        .75            .44           1.15           (.03)         .51          .51               .11
                             ------         ------         ------         ------       ------       ------            ------
  LESS DISTRIBUTIONS FROM
    Net investment
      income ...........       (.43)          (.43)          (.49)          (.53)        (.53)        (.56)             (.18)
    Realized capital
      gains ............         --             --             --             --           --           --              --
                             ------         ------         ------         ------       ------       ------            ------
                               (.43)          (.43)          (.49)          (.53)        (.53)        (.56)             (.18)
                             ------         ------         ------         ------       ------       ------            ------
  END OF PERIOD ........     $10.29         $ 9.97         $ 9.96         $ 9.30       $ 9.86       $ 9.88            $ 9.93
                             ======         ======         ======         ======       ======       ======            ======
TOTAL RETURN ...........       7.74%          4.56%         12.65%          (.27)%       5.26%        5.35%             3.90%(1)
RATIOS/SUPPLEMENTAL DATA
  NET ASSETS AT END OF
    PERIOD (000'S) .....     $7,879         $7,219         $6,961         $5,786       $5,875       $2,885            $  249
  RATIO OF
    EXPENSES TO AVERAGE
      NET ASSETS .......       1.72%          1.55%          1.49%          1.66%        2.48%        1.25%              .50%(1)
  NET INVESTMENT INCOME
    TO AVERAGE NET
    ASSETS .............       4.26%          4.41%          5.06%          5.61%        5.34%        5.77%             6.00%(1)
PORTFOLIO TURNOVER .....         60%            98%           182%            44%          61%         172%               49%

------------
(1)Annualized

                                   THE FUND

    Tax Free Fund of Vermont, Inc. is an open end, non-diversified management investment company (known as a municipal bond fund). The Fund was formed as a Vermont corporation on May 20, 1991. The Fund is managed by Vermont Fund Advisors, Inc. ("Vermont Advisors").

    The Fund continuously offers its shares at the net asset value per share. The Fund is "no-load"; this means that no sales commissions are charged and that every dollar shareholders invest is applied to the purchase of the Fund's shares. The minimum initial investment is $500 and the minimum additional investment is $100. The Fund's net asset value is available daily by telephoning the Fund at 1-800-675-3333.

                      INVESTMENT OBJECTIVE AND POLICIES

    The Fund seeks to provide shareholders with the highest level of current income exempt from federal and Vermont income taxes as is consistent with the prudent investment management of the principal invested by shareholders.

    As a matter of fundamental investment policy, at least 80% of the Fund's assets under normal market conditions will be invested in securities the income from which is exempt from federal and Vermont state income taxes. Under normal market conditions, the Fund invests primarily in "Vermont Municipal Bonds" (as defined in this prospectus) and may also invest in "Other Municipal Bonds" (as defined in this prospectus). All of the income from both of these investment categories is anticipated, in the opinion of the Fund's investment advisor, to be exempt from federal and Vermont income taxes.

Principal Investments

    The Fund seeks to achieve its objective by investing substantially all of its assets in a portfolio of long term municipal debt securities which are issued by or on behalf of the State of Vermont, its political subdivisions, agencies, and authorities (collectively, "Vermont Municipal Bonds"). The Fund may also invest in obligations of other qualifying issuers which are territories and possessions of the United States, such as Puerto Rico, which pay interest exempt, in the opinion of bond counsel to the issuer, from federal and state income taxes (collectively, "Other Municipal Bonds"). Qualifying issuers include the territories and possessions of the United States which are not themselves states, as well as their respective political subdivisions, agencies and authorities (See the "Other Municipal Bonds" section of this prospectus).

    Under normal market conditions, except for a small cash position which usually would not exceed 3% of the Fund's assets, it is the investment policy of the Fund to invest at least 65% of its assets in Vermont Municipal Bonds. Further, the Fund anticipates that under normal market conditions it will as a matter of fundamental investment policy invest a minimum of 80% of its assets in a combination of tax exempt Vermont Municipal Bonds and tax exempt Other Municipal Bonds. Under the current tax laws of the State of Vermont, all of the Fund's income derived from both of these investment sources is exempt from Vermont income taxes (see "Dividends and Taxes").

Vermont Municipal Bonds

    Vermont Municipal Bonds include general obligation bonds of the State of Vermont, its political subdivisions, agencies and authorities. Vermont Municipal Bonds also include debt obligations of those issuers which provide funds for various public purposes, including the construction or improvement of a wide range of public facilities such as airports, bridges, highways, hospitals, housing, jails, mass transportation, nursing homes, parks, public buildings, recreational facilities, school facilities, streets and water and sewer works. Other public purposes for which Vermont Municipal Bonds may be issued include the refunding of outstanding obligations, the anticipation of taxes, the funding of student loans and student housing, community development, the purchase of street maintenance and firefighting equipment, or any authorized corporate purpose of the issuer.

    The two principal classifications of Vermont Municipal Bonds are general obligation bonds and limited obligation (or revenue) bonds. General obligation bonds are obligations involving credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues and not from any particular fund or revenue source. Limited obligation bonds, including industrial revenue bonds, are payable only from the revenues derived from a particular facility or class of facilities, or, in some cases, from the proceeds of a specific revenue source, such as the user of the facility. The credit quality of limited obligation bonds is usually directly related to the owner or user of the facilities, or to a third-party guarantor or insurer, if any. Certain agencies of the State of Vermont created by the Vermont legislature issue limited obligation bonds which are not general obligations of the State of Vermont. The Fund may invest in both general and limited obligations which are Vermont Municipal Bonds, but the Fund will not invest in limited obligation Vermont Municipal Bonds in such a manner that more than 25% of the Fund's assets would be concentrated in any particular industry or group of industries. The interest on Vermont Municipal Bonds may bear a fixed rate or be payable at a variable or floating rate.

Other Municipal Bonds

    The Fund may purchase investment grade obligations issued by territories and possessions of the United States and their respective agencies and instrumentalities (collectively "Other Municipal Bonds"), whose interest income is exempt, in the opinion of bond counsel for the issuer, from federal and state income taxes. Presently, the principal issuers of Other Municipal Bonds are Puerto Rico, the United States Virgin Islands, and the trusteeships of Guam and the Marianas Islands and their agencies, instrumentalities and political subdivisions. Interest income on Other Municipal Bonds will also be exempt from Vermont income taxes. Except for the identity of the issuer, investments by the Fund in Other Municipal Bonds must meet all of the fundamental investment policy requirements of the Fund, are subject to all of the investment restrictions of the Fund and in all other respects may have any of the investment terms, conditions and characteristics as regards Vermont Municipal Bonds.

Credit Quality

    Vermont and Other Municipal Bonds purchased by the Fund will be what are commonly referred to as "investment grade" securities, which must be rated, at the time of purchase, within the four highest quality ratings as determined by either Moody's Investors Service ("Moody's"), Standard & Poor's Corporation ("S&P") or Fitch Investors Service ("Fitch"). Currently, these quality ratings are Baa and higher for Moody's and BBB and higher for S&P and Fitch. Bonds rated Baa by Moody's may have some speculative characteristics.

    Generally, the higher the credit rating of a security the less subject the security is to a change in market value. Accordingly, higher rated securities carry relatively lower rates of interest which makes it more difficult for the Fund to achieve that portion of the investment objective related to providing the highest level of current income. Lower rated securities, including securities rated Baa/BBB, may achieve higher current income, but are subject to relatively greater fluctuation in market value than are higher rated securities.

    The Fund may also invest up to 20% of its assets in Vermont Municipal Bonds or Other Municipal Bonds that are unrated, if such bonds are comparable, in the opinion of the Fund's manager, in creditworthiness to other obligations in which the Fund may invest.

Weighted Average Maturity

    The weighted average maturity of the securities in the Fund's portfolio will vary with market conditions, interest rate trends and the availability of qualifying securities. Under normal market conditions the weighted average maturity of the Fund's portfolio is expected to range between ten and twenty five years.

    By their nature, securities with longer maturities are more volatile with regard to changes in market value resulting from changes in interest rates than is the case with securities of shorter maturities. Accordingly, a portfolio of securities held by the Fund whose weighted average maturity is greater than ten years will, all else being equal, have a larger fluctuation in its underlying market value given a change in interest rates than a portfolio of securities whose weighted average maturity is less than ten years. These fluctuations in market value will generally be in the inverse direction to changes in interest rates. Therefore, an increase in interest rates can generally be expected to cause a decline in the value of the Fund's portfolio of securities and a corresponding decline in the Fund's net asset value while a decrease in interest rates can generally be expected to cause corresponding increases in the market value of the Fund's portfolio and net asset value per share. Additionally, a portfolio of long term securities carries the risk that, over time, the credit quality of any security in the portfolio may change and the risk of such change increases with increases in the average weighted maturity of the portfolio. Credit quality changes can affect the market value of the Fund's portfolio and the net asset value per share of the Fund.

Temporary Defensive Policy

    The Fund will assume a temporary defensive position when the Fund's investment advisor, Vermont Advisors, makes a determination that conditions in the securities markets or economic, political or other conditions in Vermont, the United States or internationally either have significant potential for or have in fact already begun to cause significant disruption of the underlying value of or the market for any security in which the Fund has invested. When the Fund's advisor implements a temporary defensive position, the Fund will seek to invest in very high quality fixed income securities with strong liquidity and relatively short maturities. The income derived from investment in such securities may be taxable. To the extent the Fund implements a temporary defensive position, the Fund is not pursuing its investment objectives.

    Temporary defensive investments purchased by the Fund will be rated, in the case of notes, MIG/VMIG-1, MIG/VMIG-2 or MIG/VMIG-3 by Moody's or SP-1, SP-2 or SP-3 by S&P or, in the case of commercial paper, P-1 or P-2 by Moody's or A-1 or A-2 by S&P.

When-issued Securities

    Municipal securities are frequently offered on a "when issued" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month after the purchase of municipal bonds and notes. During the period between commitment to purchase and settlement, no payment is made by the Fund to the issuer and, thus, no interest accrues to the Fund from the transaction. When-issued securities may be sold prior to the settlement date, but the Fund makes when-issued commitments only with the intention of actually acquiring the securities. To facilitate such acquisitions at the time of settlement, the Fund will maintain, for short periods of time, cash or short term liquid investments having a value equal to or greater than such commitments. When the Fund makes a commitment to purchase a security on a when-issued basis, the Fund does not record the transaction and reflect the value of the security in determining the net asset value until the settlement date. The Fund, as long as it remains obligated to purchase the security, is subject to changes in the market value of such security and the Fund could sustain unrealized gains or losses resulting from such market changes. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, the Fund can incur a realized gain or loss.

Standby Commitments

    The portfolio may purchase municipal securities together with the right to resell them to the seller at an agreed-upon price or yield within specified periods prior to their maturity dates. Such a right to resell is commonly known as a "standby commitment" and the aggregate price which the Fund pays for securities with a standby commitment may be higher than the price which otherwise would be paid. The primary purpose of this practice is to permit the Fund to be as fully invested as practicable in municipal securities while maintaining the necessary flexibility and liquidity to meet unanticipated redemptions. In this regard, the Fund acquires standby commitments solely to facilitate the Fund's liquidity and does not exercise its rights thereunder for trading purposes. Since the value of a standby commitment is dependent on the ability of the standby commitment writer to meet its obligation to repurchase, the Fund's policy is to enter into standby commitment transactions only with municipal securities dealers which are determined by the Fund management to present minimal credit risks.

    The acquisition of a standby commitment does not affect the valuation or maturity of the underlying municipal securities. Standby commitments acquired by the portfolio are valued at zero in determining net asset value. Where the Fund pays directly or indirectly for a standby commitment, its cost is reflected as unrealized depreciation for the period during which the commitment is held. Standby commitments do not affect the average weighted maturity of the Fund's assets.

Tax Related Investment Policies

    The Tax Reform Act of 1986 made significant changes in the federal tax status of certain obligations which previously were fully federally tax exempt. As a result, three categories of such obligations issued after August 7, 1986 now exist; (1) "public purpose" bonds, the income from which remains fully exempt from federal income tax, (2) "qualified private activity" industrial development bonds, the income from which, while exempt from federal income tax under section 103 of the Internal Revenue Code, is includable in the calculation of the federal alternative minimum tax, and (3) "private activity" (private purpose) bonds, the income from which is not exempt from federal income tax. The Fund will invest in "public purpose" bonds, may invest up to 20% of its total assets in "qualified private activity" bonds but will not invest in "private activity" (private purpose) bonds.

    For further information about the types of investments and investment techniques available to the Fund, including the risks associated with such investments and investment techniques, see the last full paragraph on page 16 of this prospectus under the section "Dividends and Taxes" and see the Statement of Additional Information. There can, of course, be no assurance that the Fund will achieve its investment objective since there is uncertainty in every investment.

Fundamental Nature of Investment Objectives

    The investment objectives of the Fund and the requirement that, under ordinary circumstances, over 65% of its assets be invested in Vermont Municipal Bonds and at least 80% of its assets be invested in tax exempt Vermont Municipal Bonds and tax exempt Other Municipal Bonds are fundamental and neither may be changed without the vote of a majority (as hereinafter defined) of the Fund's outstanding shares. A majority means the lesser of (a) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (b) more than 50% of the outstanding shares.

                           INVESTMENT RESTRICTIONS

    The Fund has adopted the following fundamental restrictions which may not be changed without the vote of a majority, as defined hereinabove, of the Fund's outstanding shares. These restrictions and certain other fundamental restrictions are set forth in the Statement of Additional Information. Unless otherwise stated, all references to the Fund's assets are in terms of current market value. The Fund may not:

    (1) Borrow money or enter into repurchase agreements, except for temporary or emergency purposes in aggregate amounts of up to 5% of the value of the Fund's net assets;

    (2) Pledge any assets to secure indebtedness; except that the purchase of securities on a "when issued" basis is not deemed to be a pledge of assets;

    (3) Make loans, except that the Fund may purchase or hold debt securities consistent with its investment objectives;

    (4) Purchase any security of any issuer, other than a security which is a general obligation of the U.S. government, if as a result of such purchase more than 25% of the Fund's assets (50% in the case of securities which are general obligations of the State of Vermont) would be invested in the obligations of a single issuer or one or more issuers having their principal business activities in the same industry;

    (5) Invest more than 10% of its total assets in illiquid securities;

    (6) Invest more than 5% of its total assets in securities of any issuer having a record, together with its predecessors, of less than three years of continuous operation;

    (7) Make short sales of any securities;

    (8) Invest in municipal leases;

    (9) Invest more than 20% of its total assets in "qualified private activity" industrial development bonds.

                   RISK FACTORS AND INVESTOR CONSIDERATIONS

    The risk inherent in investing in the Fund is that risk common to any security, that the net asset value will fluctuate in response to changes in economic conditions, interest rates and the market's perception of the underlying securities portfolio of the Fund.

    In addition, the Fund is a non-diversified mutual fund and accordingly invests its assets primarily in securities issued by the State of Vermont and of other issuers of taxexempt securities located within Vermont. The Fund will therefore have a significant proportion of its assets invested in a concentrated geographic, political and economic region. Therefore, economic or political changes within or affecting Vermont or the issuers of securities held by the Fund could have a significant effect on the market value and credit quality of securities held by the Fund and on the net asset value of the Fund's shares.

Special Risk Factors in Concentration in Vermont

    The primary purpose of investing in a portfolio of municipal securities the majority of which are Vermont Municipal Bonds is the special tax treatment accorded to Vermont resident investors. However, payment of interest and preservation of principal is dependent upon the continuing ability of the Vermont issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should consider the greater risk of the Fund's concentration of its assets invested in Vermont Municipal Bonds versus the safety that comes with a less concentrated investment portfolio and should compare yields available on the Fund's portfolio with those of more diversified portfolios before making an investment decision.

    This summary is included for the purpose of providing a general description of Vermont credit and financial conditions. This summary is based on information from statements of issuers of Vermont municipal securities and does not purport to be either complete or timely. While the Fund has not undertaken to independently verify such information, it has no reason to believe that such information is not correct in all material aspects.

    Slow economic growth during the period 1996 to the present has been caused by Vermont and regional economies which have recovered slowly from the economic downturn of the early 1990s, relatively high Vermont income taxes compounded by a federal tax increase in 1993 and demographic and economic changes which have affected the portion of Vermont's economy based on recreation and tourism. Economic change impacts on all sectors of the State's economy, including manufacturing. The primary reason for this is that Vermont's manufacturing economy is relatively dependent on financial services, defense contracting and high technology. These three sectors of the economy declined relatively more severely than the national economy as a whole during the economic downturn of the early 1990s, contributing to a relatively more severe recessionary impact in Vermont and New England. While Vermont's economy is more diverse than the balance of the regional economy, certain significant sectors of the Vermont economy, including tourism and construction, are dependent on the regional economic environment and tend to recover more slowly because these sectors are not engines of economic growth but rather improve as a derivative of such growth.

    Vermont's economy is diversified; manufacturing, tourism-related services, wholesale and retail trade each represent a significant percentage of the State's employment base.

Other Factors

    The Fund enables investors seeking income exempt from federal and Vermont income taxes to invest in a managed portfolio of tax-exempt obligations primarily of issuers located within the State of Vermont and some portion of which may be obligations of issuers located outside Vermont but all of the income from which is exempt from Federal and Vermont income taxes. The resulting investment portfolio of the Fund provides investors with a combination of diversity of issuers and income fully exempt from federal and Vermont income taxes which is difficult for investors to achieve individually.

    The Fund also offers the economic advantages of block purchases of securities and may relieve the investor of many of the administrative tasks and costs associated with the direct purchase of Vermont Municipal Bonds, such as locating securities for sale in quantities acceptable to the investor, scheduling maturities and reinvestments, safekeeping securities, and having to incur the cost and possible inconvenience of disposing of entire security positions to obtain cash to meet requirements equal to only a fraction of the value of the liquidated position.

    The Fund's ability to achieve its objective depends partially on the prompt payment by issuers of the interest on and principal of the municipal bonds held by the Fund. Issuers of municipal securities are subject to the bankruptcy laws and other laws affecting the rights of creditors which may reduce or eliminate the payment of interest and repayment of principal on such securities. A moratorium, default or other nonpayment of interest or principal when due on any municipal bond, in addition to affecting the market value and liquidity of that particular security, would affect the market value and liquidity of other securities of that issuer held by the Fund and could affect the market value and liquidity of other municipal bonds held by the Fund. In addition, the market value for municipal bonds, including Vermont Municipal Bonds, is often thin and can be temporarily affected by large purchases and sales, including those undertaken by the Fund. The acquisition of securities by the Fund with a credit quality rating of Baa/BBB introduces, to the extent such securities are held by the Fund, an increased volatility in the market value of such securities and an increase in the risk associated with the periodic payment of interest and the repayment of principal at maturity compared to higher rated securities held by the Fund.

    By itself, the Fund does not constitute a balanced investment program and is not designed for investors seeking capital appreciation. The Fund does not have the full benefits of geographical diversification and is subject to the risks of concentrating a majority of its investments in Vermont Municipal Bonds. Generally, the value of the Fund's portfolio of Vermont Municipal Bonds and Other Municipal Bonds will fluctuate inversely with the general level of interest rates and therefore the net asset value per share can fluctuate considerably. Shares of the Fund would not be suitable for tax exempt institutions or for certain retirement plans which are unable to benefit from the Fund's dividends which are exempt from federal and Vermont state income taxes. In addition, the Fund may not be an appropriate investment for entities which are "substantial users" of facilities financed by industrial development bonds or related persons thereof.

    The Fund's Advisor has managed the Fund since its inception in 1991. Since inception, the Fund's total net assets have increased to $8.5 million as of April 30, 1998. Prior to 1991, the Advisor did not have any previous experience in the management of mutual funds.

    From time to time the Congress of the United States has considered proposed legislation with the purpose of reducing or eliminating the exemption from federal income taxes of interest income derived from municipal securities. Any proposal which Congress may, in the future, pass into law which would reduce or eliminate such exemption would have an adverse effect on the Fund, both to the extent that the market value of the securities held by the Fund could decrease as a result of such legislation and to the extent that the income earned by the Fund and distributed to its shareholders could be taxable.

                                PRICING SHARES

    The net asset value of the shares of the Fund is determined at the close of trading on the New York Stock Exchange ("Exchange") each day the exchange is open for trading by dividing the value of the assets of the Fund, minus its liabilities, by the number of Fund shares which are outstanding.

    The securities in which the Fund invests are traded primarily in the over-the-counter market. The Fund values securities for which representative price quotations are current and readily available at the mean between the quoted bid and asked prices. If price quotations are not readily available, or if the available quotations are not current or representative, the Fund values securities at prices that the Fund believes will best reflect their fair value. In such cases, fair value is determined in good faith in accordance with procedures approved in advance by the Fund's Board of Directors, consistently applied by the Fund.

    Currently the Fund takes into account pricing data derived from a professional bond portfolio pricing service as well as pricing information provided by Vermont Advisors and approved by the Fund's Board of Directors. Valuations provided by pricing services are generally determined without exclusive regard to quoted prices. Generally, pricing services consider in their valuation the market activity of similar groups of securities, their yields, quality ratings, maturities and other characteristics. In addition, the Fund also may take into account such factors as the "Blue List" of municipal securities offers, offers for similar securities, individual dealers' offering lists, the Fund's own historical data, and investment analysis by Vermont Advisors. Securities with remaining maturities of sixty days or less will be valued at amortized cost if the Fund's Board of Directors determines that amortized cost represents the fair market value of such securities.

                             DIVIDENDS AND TAXES

    The Fund intends to declare daily and distribute monthly to its shareholders dividends from net investment income and to declare and distribute annually net realized long-term capital gains. Each distribution will be made in shares or, at the option of the shareholder, in cash. Shareholders who have not opted to receive cash prior to the record date for any distribution will have the number of such shares determined on the basis of the Fund's net asset value per share computed at the end of the day on the record date after adjustment for the distribution. Net asset value is used in computing the number of shares in both gains and income distribution reinvestments. Account statements and checks if appropriate will be mailed to shareholders within seven days after the Fund pays the distribution. Unless the Fund receives instructions to the contrary from a shareholder before the record date of a distribution, it will assume that the shareholder wishes to receive that distribution and future gains and income distributions in shares. Such instructions are deemed to continue in effect until changed in writing by the shareholder.

    The Fund intends to qualify as a "regulated investment company" ("RIC") under the Internal Revenue Code and to maintain such qualification. In order to qualify as an RIC, the Fund must distribute at least 90% of its net income earned in any year to Fund shareholders. Ordinarily, the dividends the Fund pays to shareholders will be "exempt interest dividends" which will be excludable from shareholders' gross income for federal and Vermont income tax purposes. Distributions of income from nonmunicipal securities or net short-term capital gains or net long-term capital gains exceeding the Fund's capital loss carryforwards, if any, will be taxable as more fully described below and in the Statement of Additional Information.

    The Tax Reform Act of 1986 contains a provision which discourages shareholders from deferring tax on dividend income received from a RIC such as the Fund. Under this provision, a 4% non-deductible federal excise tax is levied on undistributed Fund income unless the Fund distributes at least (a) 98% of calendar year ordinary income during the calendar year; (b) 98% of capital gain net income earned during the twelve (12) month period ending October 31 by December 31; and (c) 100% of any undistributed capital gain net income from the prior October 31 measurement period and 100% of any undistributed ordinary income from the prior December 31 measurement period. The percentage of the total dividends paid by the Fund with respect to any taxable year which qualifies as exempt interest dividends will be the same for all shareholders receiving dividends with respect to such year.

    Also under the Tax Reform Act of 1986, interest on certain "private activity bonds" issued after August 7, 1986, although otherwise tax exempt, is treated as a tax preference item for alternative minimum tax purposes. Under regulations to be promulgated, the Fund's exempt interest dividends will be treated the same way to the extent attributable to interest paid on such private activity bonds. Corporate shareholders should also be aware that the receipt of exempt interest dividends could subject them to alternative minimum tax under the provisions of Internal Revenue Code section 56(f) (relating generally to book income in excess of taxable income).

    Currently, capital gains distributions (where gains exceed loss carryforwards) will be taxed at either a 20% or 28% tax rate for most individuals depending on the Fund's holding period for the securities sold. In addition, certain capital losses from the sale of Fund shares held less than six months may be disallowed.

    Under current Vermont law, individual taxpayers are assessed Vermont income taxes based on a percentage of their federal income tax liability. Currently individual taxpayers have a Vermont income tax liability equal to 25% of such taxpayers' federal income tax liability. Assuming the Fund qualifies under the Internal Revenue Code as described above, all dividend income to shareholders deriving from Vermont Municipal Bonds and Other Municipal Bonds will be exempt from Vermont income taxes. Shareholders who are partnerships, corporations, trusts or other organizations should consult their tax advisers with respect to the exemption of the Fund's dividends from Vermont income taxes.

    Any shareholder who may be a "substantial user" of a facility financed with an issue of tax exempt obligations or a "related person" to such a user should consult their tax advisor concerning their qualification to receive exempt interest dividends should the Fund hold obligations financing such facility.

    Although it is the fundamental investment objective of the Fund to minimize or eliminate the portion of exempt interest dividends subject to Vermont income taxes, it is possible that some portion of such dividends will be subject to such taxes under certain circumstances. These circumstances would arise, for example, where the Fund's investment policy is affected by the need for liquidity or the availability or value of Vermont Municipal Bonds. Virtually all of the Fund's exempt interest dividends will be subject to state income taxes in states other than Vermont. The Fund will report to shareholders the sources of its exempt interest dividends.

    Since none of the Fund's income will consist of corporate dividends, no distributions will qualify for the corporate dividends received deduction.

    The Fund intends to distribute its net capital gains as capital gains dividends; such dividends are treated by shareholders as long term capital gains. Such distributions will be designated as capital gains dividends by a written notice mailed to each shareholder no later than 60 days after the close of the Fund's taxable year. If any shareholder receives a capital gains dividend and holds their shares for six months or less, then any allowable loss on disposition of such shares will be treated as a long-term capital loss to the extent of such capital gain dividend.

    Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Fund will not be deductible for federal or Vermont income tax purposes to the extent of the portion of the interest expense relating to exempt interest dividends; that portion is determined by multiplying the total amount of interest paid or accrued on the indebtedness by a fraction, the numerator of which is the exempt interest dividends received by a shareholder in his taxable year, and the denominator of which is the sum of the exempt interest dividends and the taxable distributions out of the Fund's investment income and short term capital gains received by the shareholder.

    The foregoing is only a summary of some of the important tax considerations generally affecting the Fund and its shareholders. No attempt is made to present a detailed explanation of the federal and Vermont income tax treatment of the Fund or its shareholders and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Fund are urged to consult their tax advisers with specific reference to their own tax situation.

    Under particularly unusual circumstances it is possible that no portion of the Fund's distributions of income to its shareholders for a fiscal year would be exempt from federal and Vermont income taxes; however the Fund does not presently anticipate that such unusual circumstances will occur.

                         FUND MANAGEMENT AND EXPENSES

Board of Directors

    Under Vermont law, the Fund's Board of Directors has absolute and exclusive control over the management and disposition of all assets of the Fund. The names, addresses, principal occupations and other affiliations of the Directors and Executive Officers of the Fund are set forth in the Statement of Additional Information.

    Vermont Fund Advisors, Inc., (Vermont Advisors), located at 128 Merchants Row, Suite 611, Rutland, Vermont 05701, serves as investment manager to the Fund and is responsible for the overall management of the Fund's business and affairs. Subject to the direction of the Fund's Board of Directors, Vermont Advisors is responsible and accountable for the actual management of the Fund's portfolio, including investment management decisions.

Investment Manager

    Vermont Advisors, the Fund's investment manager, was incorporated on March, 11, 1991 and has been the Fund's investment manager since the Fund's inception in 1991. John T. Pearson, President, Vermont Advisors, is the portfolio manager for the Fund. Previous to the establishment of the Fund, Vermont Advisors had no prior experience in mutual fund investment management. Vermont Advisors is wholly owned by Mr. Pearson.

    Pursuant to its Advisory Agreement with the Fund, dated May 31, 1991, Vermont Advisors performs investment management functions for the Fund. The Fund pays Vermont Advisors a fee for its services at an annual rate of 0.70% of the daily net assets of the Fund and paid monthly.

    The Advisory Agreement was approved by the shareholders of the Fund on February 26, 1993, was last approved by the Fund's Board of Directors on April 28, 1997 and will continue in effect until May 30, 1998. Thereafter it will continue in effect from year to year only so long as such continuance is specifically approved at least annually by the Board of Directors or by a vote of a majority of the outstanding shares of the Fund. In either case, the terms of the Advisory Agreement and continuance thereof must be approved by the vote of a majority of Directors who are not "interested persons", as defined in the Investment Company Act of 1940, in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated, without penalty, on 60 days written notice by the Fund or Vermont Advisors or may be terminated by a vote of shareholders of the Fund. The Agreement will terminate automatically upon its assignment.

Fund Expenses

    The Fund will pay all of its expenses. In addition to the investment management fees discussed above, the principal expenses which the Fund is expected to pay include expenses for Directors' meetings; shareholder transfer, dividend disbursing and shareholder services expenses; asset valuation services; security custodial costs; independent auditor fees; legal expenses; fees payable to government agencies, including registration and qualification fees of the Fund and its shares under federal and Vermont state securities laws; distribution expenses of shareholder materials; and certain extraordinary expenses. In addition to such expenses, the Fund pays its brokerage commissions, interest charges and taxes.

    Vermont Advisors, pursuant to an Administrative Services Agreement with the Fund, is obligated to provide certain administrative services including shareholder transfer and dividend disbursing services to the Fund. Vermont Advisors is compensated for any such services provided at an annual rate of 0.08%, computed and paid in the same manner as the Advisory Agreement fee. The Administrative Services Agreement is subject to the same termination provisions as the Advisory Agreement.

Securities Transactions

    Under policies established by the Board of Directors, Vermont Advisors selects broker-dealers to execute transactions subject to the receipt of best execution. When selecting broker-dealers to execute portfolio transactions for the Fund, Vermont Advisors will seek to execute transactions with the lowest cost and/or highest value to the Fund's shareholders. Neither the Fund nor its advisor is affiliated with any broker-dealers, except that the Fund and its President are registered as a broker-dealer and representative, respectively with the State of Vermont for the purpose of distributing shares of the Fund.

Distribution Expenses, Portfolio Turnover and Fiscal Year

    All Fund distribution expenses will be absorbed by the Fund's advisor, Vermont Advisors. No portion of these costs will be charged to the Fund or its shareholders. Effective March 1, 1995, Vermont Advisors entered into an agreement with Windham Financial Services, Inc. ("Windham") whereby Vermont Advisors agreed to compensate Windham and Windham has accordingly agreed to provide additional distribution services for shares of the Fund. The Fund will not trade in securities for short term profits but, when circumstances warrant, securities may be sold without regard to the time held. The Fund's turnover rate in 1997 was 60%. The Fund's fiscal year ends December 31.

                              HOW TO BUY SHARES

    Shares of the Fund may be purchased directly from the Fund by bank wire transfer in Federal Funds or by mail. The initial investment must be at least $500. Any subsequent investment must be at least $100. You may open an account in the following manner:

    By wire. If this is an initial investment you must first call the Fund at 800-675-3333 to tell us how the account is to be registered, the owner's address and tax identification number (social security number), the amount being wired, the name of the wiring bank, and the name and telephone number of the person who may be contacted in connection with your order. For both initial and subsequent investments by wire, you should instruct your bank to wire the specified amount, together with the account number and registration to: Chittenden Bank, ABA# 011600062, Tax Free Fund of Vermont Account No. 21-60-0281-4, your name and Fund account number. Your bank may charge you for a wire transfer.

    By mail. Send your check, payable to "Tax Free Fund of Vermont, Inc.", to Tax Free Fund of Vermont, Inc., 128 Merchants Row, Rutland, Vermont 05701 together with one of the following: (a) a completed New Account Order form, if this is a new account (a form is included with this prospectus); (b) the detachable form which accompanies the Transfer Agent's confirmation of a prior transaction; (c) a separate order form which may be obtained from us; or (d) a letter specifying the dollar value of the shares to be purchased, the account number and the registered owner of the account.

Purchase price, Effective Date and Minimum Purchases

    There is no sales load charged on a purchase of Fund shares. Purchase payments are fully invested. The Fund's shares are sold at the net asset value per share next computed after the Fund receives the purchase order. An initial purchase of Fund shares must be at least $500. The minimum amount for subsequent purchases to an account is $100.

Terms of Offering

    Shares are held in "Open Accounts", i.e., they are credited to the shareholder's account on the Fund's books. No certificates for shares are issued unless specifically requested in writing by the owner(s) of record of such shares.

    If you send a check which does not clear, the Fund may cancel your order and hold you responsible for any loss incurred by the Fund. The Fund may recover any loss by redeeming shares held in your account and may restrict or prohibit you from placing future orders.

    All orders for the purchase of shares are subject to acceptance by the Fund which has the right to reject any order. An order to purchase the Fund's shares is not binding on the Fund until confirmed in writing by the Transfer Agent. The Fund recommends that shareholders retain copies of these confirmations.

                             HOW TO REDEEM SHARES

    You may redeem your shares by telephone or mail. Telephone cannot be used to redeem shares which were purchased by mail within the past 30 days. In order to redeem by telephone you must have completed the authorization in your account application. Proceeds for shares redeemed on telephonic order will be mailed by check or deposited by electronic funds transfer (EFT) only to the name and address or bank account designated in your account application. The Fund will not require a signature guarantee (but reserves the right to do so without notice); however you will be asked to indemnify and hold harmless the Fund, the Transfer Agent and their officers, agents and employees, from losses, claims, expenses and liabilities based on actions taken as a result of your instructions. The staff of the Securities and Exchange Commission is currently reviewing clauses which indemnify and hold harmless a fund in the event of shareholder losses due to fund actions based on shareholder instructions.

    By telephone. You may call the Fund at 800-675-3333 in Vermont or at 773-0674 in Rutland. You may redeem shares by telephone only if you have previously filed a redemption authorization form with the Fund. You may elect on the redemption authorization form to have checks mailed either to your address or to your bank account. You must complete and file a new form whenever you wish to change your existing information. You may request a redemption authorization form.

    If you have difficulty in reaching the Fund to implement a telephone redemption during periods of economic or market changes or if you are unable to reach the Fund by telephone for any reason you may telephone the Fund's advisor, Vermont Advisors at (802)-773-0804 and request assistance in contacting a Fund representative.

    By Mail. You must send the Fund a written request for redemption, signed by each registered holder exactly as the shares are registered, signature guarantees if required by the Fund and, if appropriate, the additional documents required for redemptions by corporations, executors, administrators, trustees and guardians. A redemption by mail will not become effective until the Fund has received all the necessary documents in the form it requires. We will furnish a redemption authorization form at your request.

Payments to Redeeming Shareholders

    Upon receipt of all the necessary documents to effect a redemption, the Transfer Agent will normally mail checks or transfer the redemption proceeds by EFT within three business days. The Fund reserves the right to utilize the full three business days if, to do otherwise, it would negatively impact other shareholders. If you purchased the shares to be redeemed by check, the Transfer Agent will transmit your redemption proceeds immediately upon clearance of your check, which may take up to fifteen days or more. You may request that redemption proceeds of $500 or more be transferred by EFT to a bank account. The signatures on such request may be required to be guaranteed unless the Fund holds a current redemption authorization specifying that redemption proceeds are to be sent to your bank account.

    Shares redeemed will earn dividends through the date of redemption. In addition to the redemption proceeds, redeeming shareholders will receive a separate check for dividends declared but unpaid. If you redeem only a portion of your shares, you will receive all dividends declared and unpaid on all of your shares on the next dividend payment date.

Redemption Price

    The redemption price of the shares redeemed will be their net asset value per share as calculated in the first determination of net asset value after the Fund has received all necessary documents for redemption in the form it requires.

Suspension of Redemption

    The Fund may suspend the right of redemption or postpone payment for more than seven days for any period during which the Exchange is closed, or the Securities and Exchange Commission determines that trading on the Exchange is restricted, or when their is an emergency as determined by the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities, or for such other period as the Commission may by order permit for the protection of the Fund's shareholders.

General

    A business day, during which purchases and redemptions of Fund shares can become effective and the transmittal of redemption proceeds can occur, is considered for Fund purposes as any day the Exchange is open for trading and which is not an official bank holiday for the bank or banks the Fund uses for deposits into and disbursements from the Fund. Subject to the limitations described above, proceeds are normally transferred by EFT or mailed the next business day but in no event later than three business days after receipt of a proper redemption request.

    The Fund reserves the right, at any time, to terminate, suspend or change the terms of any redemption method described in this prospectus, except redemption by mail, and to impose additional fees.

Small Accounts

    The Fund may, without your consent, redeem shares in an account whose value has decreased to less than $500 as a result of redemptions (but not as a result of market action) if, after 60 days' notice, the value of the account has not been increased to a $500 minimum.

                             SHAREHOLDER SERVICES

Account Statements

    After each purchase or redemption of shares, the Transfer Agent will send the shareholder a confirmation indicating the date the transaction was effected, the number of shares purchased or redeemed, the price per share, and the total purchase price or redemption proceeds. A statement is also sent to shareholders whenever an income dividend or capital gain distribution is paid or when a change in registration, address or dividend option is made.

Scheduled Contribution and Withdrawal Plans

    Under a Scheduled Contribution Plan, you may arrange regular monthly or quarterly investments into your Fund account. Once proper authorization is given, your bank account will be debited on the same predetermined date each month or quarter to purchase shares in the Fund. You will receive confirmation from the Fund for every transaction. This Plan feature is conditioned upon the Fund receiving proper authorization from you on the application form and the ability of your bank to participate in these transactions.

    Under a Scheduled Withdrawal Plan, if your account has a value of at least $10,000, you may arrange for regular monthly or quarterly fixed withdrawal payments. Each payment must be at least $100. Excessive withdrawals may decrease or deplete the value of your account. Once begun, a Scheduled Withdrawal Plan may be discontinued at any time without penalty.

    Details on shareholder services may be obtained from the Fund by calling toll free 800-675-3333 in Vermont or 773-0674 in Rutland or by writing Tax Free Fund of Vermont, Inc., 128 Merchants Row, Rutland, Vermont 05701.

                                 FUND SHARES

    The Fund currently issues one class of shares which participate equally in dividends and distributions and have equal voting, liquidation, and other rights. When issued and paid for, the shares will be fully paid and nonassessable by the Fund. Shares will have no other preference, conversion, exchange or preemptive rights. Shares are transferable, redeemable, and freely assignable as collateral. There are no sinking fund provisions. The Fund is not authorized to issue additional classes or series of shares.

    Shareholders are entitled to one vote for each full share owned and fractional votes for fractional shares. The Fund will hold annual meetings of shareholders in accordance with Vermont law. The Fund's Articles of Association limit the liability of the Fund's Directors to the maximum extent permitted by law. As provided in the Bylaws of the Fund, shareholders have the right to remove Directors of the Fund.

General Information

    The Fund is registered as a non-diversified, open-end management investment company under the Investment Company Act of 1940. The Fund's shares are offered continuously and are registered for sale under the Securities Act of 1933 and are qualified for sale in Vermont under the securities laws of Vermont.

    Except as otherwise stated in this prospectus or required by law, the Fund reserves the right to change the terms of the offer stated in this prospectus without shareholder approval, including the right to impose or change fees for services provided.

                               INVESTMENT ADVISOR
                           Vermont Fund Advisors, Inc.
                                128 Merchants Row
                             Rutland, Vermont 05701

                                    CUSTODIAN
                              Vermont National Bank
                                 43 West Street
                             Rutland, Vermont 05701

                  TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
                           Vermont Fund Advisors, Inc.
                                128 Merchants Row
                             Rutland, Vermont 05701

                              INDEPENDENT AUDITORS
                              Tait, Weller & Baker
                          Certified Public Accountants
                             Eight Penn Center Plaza
                                    Suite 800
                        Philadelphia, Pennsylvania 19103

                                LEGAL COUNSEL
                          Ryan Smith & Carbine, Ltd.
                                P. O. Box 310
                                Mead Building
                               98 Merchants Row
                         Rutland, Vermont 05702-0310

        This prospectus omits certain of the information contained in the Registration Statement filed with the Securities and Exchange Commission. Items of information which are thus omitted may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by the Rules and Regulations of such Commission.

                           TAX FREE FUND OF VERMONT

                                A NO-LOAD FUND
                          PROSPECTUS, APRIL 30, 1998

INVESTMENT ADVISOR                           [Graphic Omitted]    TAX FREE
                                                                  FUND OF
Vermont Fund Advisors, Inc.                                       VERMONT
128 Merchants Row
Rutland, Vermont 05701
1-800-675-3333
                                                                  PROSPECTUS
FUND DISTRIBUTOR                                                  April 30, 1998

Tax Free Fund of Vermont, Inc.
128 Merchants Row
Rutland, Vermont 05701
1-800-675-3333

                                [Graphic Omitted]

                                     PART B

                         TAX FREE FUND OF VERMONT, INC.
                                128 Merchants Row
                             Rutland, Vermont 05701

                       Statement of Additional Information
                              Dated: April 30, 1998

     This statement of additional information is not a Prospectus and should be read in conjunction with the prospectus of Tax Free Fund of Vermont, Inc. dated April 30, 1998. A Prospectus may be obtained by writing to the Tax Free Fund of Vermont, Inc. at 128 Merchants Row, Rutland, Vermont 05701 or calling toll-free 800-675-3333.

                                Table of Contents

                                                                     Prospectus
                                              Page in                page cross
Caption                                       this Statement         reference

Investment Objectives and Policies                2                       6

Investment Restrictions                           5                       11

Management                                        7                       17

The Investment Advisor and Other Services         7                       17

Additional Purchase and Redemption Information    10                      18, 19

Fund Yield and Performance                        11

Tax Information                                   13                      14

Financial Statements                              15

Independent Auditors' Report                      27

Appendix A-Description of Securities Ratings      28

     No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information or the Prospectus dated April 30, 1998.

                       INVESTMENT OBJECTIVES AND POLICIES

     The Tax Free Fund of Vermont, Inc. (the "Fund") is an open-end non-diversified management investment company. Shares of the Fund are offered only in Vermont. The investment objective of the Fund is to provide the highest level of current income exempt from federal and Vermont state income taxes as is consistent with the prudent investment management of the principal invested by shareholders. The Fund pursues its objective by a policy of primarily investing in high quality "investment grade" municipal bonds and other municipal securities which are issued by the State of Vermont and its political subdivisions. These bonds are described in detail on pages 7 and 8 of the prospectus under "Vermont Municipal Bonds" and "Other Municipal Bonds". Normally, at least 80% of the Fund's assets will be invested in such securities and ordinarily, therefore, substantially all of the Fund's assets will generate income exempt from federal and Vermont state income taxes.

     While the Fund may not change this policy or any of the other fundamental investment policies described in the prospectus or in this Statement of Additional Information without shareholder approval, other investment policies set forth in this Statement of Additional Information may be changed by the Fund upon notice but without such approval.

     There can be no assurance, as is true with all investment companies, that the Fund will achieve its investment objectives.

     In addition to the risks associated with investment in any municipal bond fund, such as default by issuers or fluctuation in interest rates which will inversely affect asset value, investors in the Fund should consider the greater risks of the Fund's concentration versus the safety that comes with a less concentrated investment portfolio and should compare yields available on the Fund to those of more diversified portfolios before making an investment decision. Although the Fund is a non-diversified investment company, the permitted concentration of investments in municipal securities of Vermont issuers may present greater risks than in the case of an investment company with a more geographically dispersed portfolio. Certain of those risks are discussed below in "Special Risk Factors - Vermont Municipal Bonds".

Vermont Municipal Bonds

     Vermont Municipal Bonds may include general obligation bonds of the State of Vermont and other qualifying issuers and their political subdivisions within Vermont. Vermont Municipal Bonds may be general obligation bonds or revenue bonds and may have fixed or floating interest rate provisions. See page 7 of the prospectus for a detailed description of Vermont Municipal Bonds.

Other Municipal Bonds

     The Fund may invest in municipal securities issued by territories and possessions of the United States and their agencies and instrumentalities (Other Municipal Bonds), whose interest income is exempt, in the opinion of counsel for the issuer, from federal and state income taxes including Vermont state income taxes. The Fund may invest in Other Municipal Bonds because suitable Vermont Municipal Bonds are not available, because yields, maturities or credit quality on Other Municipal Bonds may be preferable to comparable elements available on Vermont Municipal Bonds, or to add the issuer diversification of Other Municipal Bonds to the Fund's investment portfolio. Except for identity of the issuer, Other Municipal Bonds must meet all of the fundamental investment policy requirements of the Fund and are subject to all of the investment restrictions of the Fund. Under normal circumstances, the Fund does not expect any of its dividends paid to shareholders to be subject to Vermont state income tax liability but the Fund cannot assure shareholders that such circumstances will continuously prevail in the future.

Municipal Securities

     The terms "Vermont Municipal Bonds" and "Other Municipal Bonds" as used in the prospectus and this statement of additional information means obligations issued by or on behalf of territories and possessions of the United States or their political subdivisions, agencies and instrumentalities, the interest from which is exempt from federal income taxes. The interest from these obligations is also exempt in the opinion of counsel for the issuer, from all state income taxes, including Vermont. The obligations in which the Fund invests are limited to those securities which at the time of purchase, are:

     1. Municipal notes rated MIG-1/VMIG-1, MIG-2/VMIIG-2 or MIG-3/VMIG-3 by Moody's or SP-1, SP-2 or SP-3 by S & P, or, if not rated, are of equivalent investment quality as determined by the In- vestment Manager and ultimately reviewed by the Directors; or

     2. Municipal bonds rated Baa or higher by Moody's, BBB or higher by either S & P or Fitch's or, if not rated, are of equivalent investment quality as determined by the Investment Manager and ultimately reviewed by the Directors; or

     3. Other types of municipal securities, provided that such obligations are rated Prime-1 by Moody's, A-1 or higher by S & P or, if not rated, are of equivalent investment quality as determined by the Investment Manager and ultimately reviewed by the Directors. (See Appendix A for a description of these ratings.)

Alternative Minimum Tax

     Under current federal income tax law, interest on tax-exempt municipal securities issued after August 7, 1986 and used to finance "qualified private activities" (e.g., industrial development bonds) will be treated as an item of tax preference for purposes of the alternative minimum tax ("AMT") imposed on individuals and corporations, though for regular income tax purposes such interest will remain fully tax- exempt. Also, under the same law, interest on all tax-exempt obligations will be included in "adjusted net book income" of corporations for AMT purposes. As the Fund may purchase "qualified private activity" municipal securities in order to introduce additional issuer diversity into the Fund's portfolio or to obtain somewhat higher yields than other comparable municipal securities, a portion not expected to exceed 20% of the Fund's tax-exempt dividends may constitute tax preference income for those shareholders subject to the AMT.

Taxable Securities

     Although the Fund expects to be primarily invested in municipal securities, in order to maintain a temporary defensive policy it may elect to invest up to 100% of its assets in taxable money market securities and may otherwise elect to maintain up to 35% of its assets in such securities for liquidity purposes or when such action is deemed to be in the best interests of shareholders (see "Temporary Defensive Policy" and "Temporary Investments" on page 9 of the Prospectus). Such taxable money market securities are limited to remaining maturities of one year or less at the time of the Fund's investment. Taxable money market securities eligible for purchase by the Fund are limited to the following securities:

     1. Marketable obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities; or

     2. Commercial paper of prime quality rated A-2 or higher by Standard & Poor's (S&P) or Prime-2 or higher by Moody's Investor's Services (Moody's).

Variable Rate Obligations

     The interest rate payable on certain municipal securities in which the Fund may invest, called "variable- rate" obligations, are not permanently fixed and may fluctuate based upon changes in market rates. The interest rate payable on a variable rate municipal security is adjusted either at pre-designated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. Other features may include the right of the Fund to demand prepayment of the principal amount of the obligation prior to its stated maturity date and the right of the issuer to prepay the principal amount prior to maturity. The main benefit of a variable rate municipal security is that the interest rate adjustment minimizes changes in the market value of the obligation which would be induced by changes in interest rates in general. As a result, the purchase of variable rate municipal securities tends to improve the ability of the Fund to maintain a stable net asset value per share and to sell obligations prior to maturity at a price more nearly approximating the full principal amount.

Borrowed Money

     The Fund may borrow up to 5% of the value of its net assets for the purpose of providing liquidity. The Fund may require this liquidity in order to provide immediate funds for redemptions in excess of available cash on hand and/or until the proceeds from the sale(s) of securities held by the Fund are realized. The Fund may not borrow for any other purpose. The Fund does not presently anticipate it will borrow funds and presently the Fund has no borrowings outstanding and has no arrangements in place with any lender for such borrowings.

Restricted Securities

     The Fund may purchase restricted securities up to 10% of its asset value. Restricted securities are obligations that meet all of the investment policies of the Fund but which are not registered by the issuer for sale to the general public under the Securities Act of 1933 and appropriate state securities laws. In certain cases, the terms of the purchase agreement pertaining to such restricted securities may require the issuer to register such securities, subject to certain conditions, at the request of the owner of such securities. Registration of these securities would allow for such securities to be sold to the public on an unrestricted basis. Alternatively, restricted securities owned by the Fund may not be resold to the public but may be sold privately if the Fund can make the necessary purchase arrangements with prospective buyer(s). The Fund may also hold restricted securities to maturity.

General

     Yields on municipal securities are dependent on a variety of factors, including the general condition of the municipal bond, note and money markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Municipal securities with longer maturities tend to produce higher yields and generally are subject to greater price movements than obligations with shorter maturities. An increase in interest rates will generally reduce the market value of the Fund's investments, and a decline in interest rates will generally increase the value of the Fund's investments. There can be no assurance, as is true with all investment companies, that the Fund's objectives will be achieved. The achievement of the Fund's investment objectives is dependent in part on the continuing ability of the issuers of municipal securities in which the Fund invests to meet their obligations for the payment of principal and interest when due. Municipal securities historically have not been subject to registration with the Securities and Exchange Commission, although there have been proposals which would require registration in the future. The Fund generally will hold securities for indefinite periods or to maturity rather than follow a practice of short-term trading. The Fund may seek, however, to improve it's income in accordance with it's investment objective by selling certain securities prior to maturity to take advantage of yield disparities that occur in securities markets.

     After purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event requires sale of such security by the Fund, but Vermont Advisors will consider such event in its determination of whether the Fund should continue to hold the security. To the extent that the ratings given by S&P, Moody's or Fitch Investors Service may change as a result of changes in such organizations or changes in their rating systems, Vermont Advisors will attempt to substitute comparable ratings.

     Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Code. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes.

     Except as otherwise provided above, the Fund's investment objectives and policies are not designated "fundamental policies" within the meaning of the Investment Company Act of 1940 and may, therefore, be changed without a shareholder vote.

Portfolio Turnover

     Portfolio turnover for the Fund is the ratio of the lesser of annual purchases or sales of portfolio securities owned by the Fund to the average monthly value of portfolio securities owned by the Fund, not including securities maturing in less than twelve months. The Fund normally invests principally in long term municipal securities with the intention of retaining such securities in its portfolio and therefore expects to have a normal turnover ratio of less than 40%. The Fund's portfolio turnover ratio was 60% and 98% in 1997 and 1996, respectively. For the years 1998 and beyond, the Fund estimates that its portfolio turnover rate will not exceed 40% annually.

                             INVESTMENT RESTRICTIONS

     The following are the Fund's fundamental investment limitations set forth in their entirety. The Fund may not:

     (1) with respect to at least 50% of the Fund's total assets, purchase the securities of any single issuer (except the United States government, its agencies or its instrumentalities), if it would cause, during the entire period beginning with the end of any calendar quarter and ending thirty days thereafter, (a) more than 5% of the Fund's total assets to be invested in the securities of such issuer (including repurchase agreements with any one bank), or (b) more than 10% of any class of securities of such issuer would be owned by the Fund. For this purpose, the State of Vermont, each political subdivision of the State, and each district, authority, agency or instrumentality of the State or any of its political subdivisions will be deemed to be a separate issuer and all indebtedness of any issuer will be deemed to be a single class of securities;

     (2) issue senior securities;

     (3) make short sales of securities;

     (4) purchase any securities on margin, except for such short term credits as are necessary for the clearance of transactions;

     (5) borrow money, except from banks as a temporary measure for purposes of meeting redemption requests and/or bond purchase commitments and then only in an amount not exceeding 5% of the Fund's total asset value;

     (6) underwrite any issue of securities, except to the extent that our purchase of municipal securities directly from the issuer (either alone or as one of a group of bidders) may be deemed to be an underwriting of such securities;

     (7) purchase or otherwise acquire any securities which are illiquid if, as a result, more than 10% of the Fund's total assets would be invested in such securities;

     (8) purchase equity securities or securities convertible into equity securities;

     (9) purchase or sell real estate, but this shall not prevent the Fund from investing in municipal bonds or other obligations secured by real estate or interests therein;

     (10) purchase or sell commodities or commodity contracts;

     (11) make loans, except through the purchase of debt securities in accordance with the Fund's investment objective, policies and restrictions;

     (12) invest in oil, gas or other mineral exploration or development programs;

     (13) invest in companies for the purpose of exercising management or control;

     (14) purchase securities of other investment companies, except the Fund may purchase securities of other open-end diversified investment companies which hold tax-exempt portfolios, but only in the open market where no commissions are payable for the purchase of such securities, only to the extent that the Fund at all times owns less than 3% of the voting shares of each such investment company in which the Fund has purchased such shares, only to the extent the Fund has not acquired shares of any such investment company having a value in excess of 5% of the Fund's total asset value, only to the extent the Fund has not acquired shares of all such investment company having a value in excess of 10% of the Fund's total asset value, and, within these limitations, only in amounts and for purposes of providing sufficient liquidity to allow the Fund to transact its day-to-day business operations including shareholder redemptions and settlement of securities transactions;

     (15) purchase the securities of any issuer if, as a result, more than 5% of the Fund's total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation;

     (16) pledge or hypothecate any Fund assets, except that the purchase of securities on a "when issued" basis is not deemed to be a pledge of assets;

     (17) purchase any security, other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, if, as a result, more than 25% of the Fund's total asset value (50% in the case of securities which are general obligations of the State of Vermont) would be invested in the securities of issuers having their principal business activities in the same industry;

     (18) write or invest in put or call options, or any combination thereof.

                                   MANAGEMENT

     The Directors and principal officers of the Fund and their primary occupations during the past five years are set forth below. An asterisk precedes those Directors who are considered "interested persons" as defined in the Investment Company Act of 1940.

Directors and Officers

Name and Address                                       Office(s) Held                     Principal Occupation Last Five Years
----------------                                       --------------                     ------------------------------------

STEPHEN A. CARBINE                                     Director                           Vice President, Kinney, Pike, Bell
212 Grove Street                                                                          and Conner (insurance brokers) since
Rutland, Vermont 05701                                                                    1982.

JOHN T. PEARSON*                                       Director, President,               Director, President and sole
13 Victoria Drive                                      Chief Executive Officer            shareholder of Vermont Fund
Rutland, Vermont 05701                                 and Treasurer                      Advisors, Inc. since May, 1991.
                                                                                          Previously, Vice President Finance
                                                                                          and Administration and Treasurer,
                                                                                          Vermont Yankee Nuclear Power
                                                                                          Corp., August, 1982 to May, 1991.

WINFRED A. THOMAS                                      Director                           Vice President, Clinton F. Thomas
Countryside Estates                                                                       Agency (insurance brokers), since
Rutland, Vermont 05701                                                                    1982.

Principal Shareholders

     As of April 30, 1998, Mr. Justin J. Mueller, P. O. Box 646, Manchester, Vermont, owned beneficially 7.0% of the Fund's shares outstanding. There were no other shareholders of the Fund known by the Fund to own of record or beneficially 5 percent (5%) or more of the Fund's outstanding equity securities. All shares are owned both of record and beneficially. All Officers and Directors of the Fund as a group own 1.1% of the Fund's shares.

                      INVESTMENT ADVISOR AND OTHER SERVICES

Investment Advisor

     The Fund's investment advisor, Vermont Fund Advisors, Inc.(Vermont Advisors), is a Vermont Corporation with its principal office at 128 Merchants Row, Rutland, Vermont 05701. Vermont Advisors is controlled through ownership by one of the Fund's Directors, Mr. John T. Pearson. Mr. Pearson is an "affiliated person" (as defined in the Investment Company Act of 1940) of both the Fund and Vermont Advisors. Mr. Pearson is Chairman, Director and President of the Fund and President and Director of Vermont Advisors. Mr. Pearson has held these positions since 1991. Mr. Pearson has been professionally involved in corporate finance since 1969 and in fixed income investment management since 1983.

Advisory Agreement

     The Fund does not maintain its own security research capability, but has contracted with Vermont Advisors for investment advice and management. In accordance with the Advisory Agreement between the Fund and Vermont Advisors, Vermont Advisors has the sole and exclusive responsibility for the investment decisions for the Fund subject to the objectives and investment policies and restrictions of the Fund and subject to the supervision of the Fund's Board of Directors. Vermont Advisors also furnishes, at its own expense, office facilities, equipment and personnel for servicing the investments of the Fund. Vermont Advisors has arranged for its officers or employees to serve without compensation from the Fund as Directors of the Fund if duly elected to such positions by the shareholders of the Fund.

     Under the Advisory Agreement, the Fund pays Vermont Advisors a monthly investment advisory and management fee equivalent on an annual basis to 0.7 of 1% of its average daily net assets. The fee is accrued daily and paid monthly. Average daily net assets, for purposes of calculating the fee, are defined as the Fund's total assets minus its total liabilities at the close of each business day. Under the Advisory Agreement, a total of $52,115 and $47,757 was payable in fees to Vermont Advisors by the Fund in 1997 and 1996, respectively. There is no limitation with regard to fees and expenses in the Advisory Agreement but Vermont Advisors may, at its sole discretion, voluntarily waive, for any period(s) of time, any amounts due it by the Fund under the Advisory Agreement. Vermont Advisors does not presently plan to waive a portion of the fees due under the Advisory Agreement in 1998 and does not presently plan to reimburse the Fund for any expenses in 1998.

     In connection with the Advisory Agreement, Vermont Advisors agreed to perform distribution services for the Fund and to absorb all of the costs associated with distributing the shares of the Fund. However, on June 25, 1993 the Directors of the Fund authorized the Fund to distribute shares of the Fund and relieved Vermont Advisors from its obligation to perform such distribution services. Vermont Advisors continues to be obligated to absorb all of the costs associated with distributing the shares of the Fund. Effective March 1, 1995, Vermont Advisors entered into an agreement with Windham Financial Services, Inc. ("Windham") whereby Vermont Advisors agreed to compensate Windham and Windham has accordingly agreed to provide additional distribution services for shares of the Fund.

     The Advisory Agreement between the Fund and Vermont Advisors was last approved by the Directors of the Fund, including a majority of the Directors who are not interested persons of the Fund, on April 28, 1997, and was last approved by a vote of the shareholders of the Fund on February 26, 1993.

     The Fund's Advisory Agreement with Vermont Advisors continues in effect until May 30, 1998 and thereafter from year to year only if approved annually
(a) by the Fund's Board of Directors or by a vote of a majority of the outstanding voting securities of the Fund and (b) by a vote of a majority of Directors of the Fund who are not parties to the Advisory Agreement or interested persons (as defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting of the Board of Directors of the Fund called for the purpose of voting on such approval. The Fund's Advisory Agreement may be terminated by the Fund on 60 days' notice to Vermont Advisors, and terminates automatically upon its assignment.

Dividend Disbursing, Administrative and Accounting Services Agreement

     Vermont Advisors also acts as the Fund's dividend disbursing, transfer, administrative and accounting services agent pursuant to a Dividend Disbursing, Administrative and Accounting Services Agreement (Services Agreement) between the Fund and Vermont Advisors. Under the Services Agreement, Vermont Advisors provides to the Fund, without limitation, the following services: (1) the calculation of the net asset value per share, including the pricing of the Fund's portfolio of securities, at such times and in such manner as is specified in the Fund's current prospectus and statement of additional information, (2) upon receipt of monies for the purchase of the Fund's shares or the receipt of redemption requests with respect to the Fund's shares outstanding, the calculation of the number of shares to be purchased or redeemed, respectively,
(3) upon the Fund's distribution of dividends, the calculation of the number of additional shares of the Fund to be received by each shareholder of the Fund who has elected to reinvest dividends and the mailing or transfer of funds to each shareholder who has elected to receive dividends in cash, (4) the provision of transfer agency services, (5) the creation and maintenance of all records relating to the business of the Fund as the Fund may from time to time reasonably request, (6) the preparation of tax forms, reports, notices, proxy statements, proxies and other shareholder communications and the mailing of such documents to shareholders of the Fund and (7) the provision of such other dividend disbursing, transfer agency, shareholder, administrative and accounting services as the Fund and Vermont Advisors may from time to time agree upon.

     As compensation for such services, the Fund pays Vermont Advisors a monthly fee based upon the Fund's average daily net assets. The fee is .08 of 1% of the Fund's average daily net assets on an annual basis. Average daily net assets is calculated in the same manner for the Services Agreement as for the Advisory Agreement. The Fund also reimburses Vermont Advisors for its out-of-pocket expenses in connection with Vermont Advisors's provision of services under the Services Agreement. Under the Services Agreement, a total of $6,109 and $5,707 was paid in fees to Vermont Advisors by the Fund in 1997 and 1996, respectively. These fees are in addition to fees paid by the Fund to Vermont Advisors under the Advisory Agreement.

     The Services Agreement between the Fund and Vermont Advisors was last approved by the Directors of the Fund, including a majority of the Directors who are not interested persons of the Fund, on April 28, 1997, and was last approved by a vote of the shareholders of the Fund on February 26, 1993.

     A majority of the disinterested Directors of the Fund specifically found, in the course of their review of the Services Agreement, that such agreement is in the best interests of the Fund and its shareholders, the services to be performed pursuant to such agreement are services required for the operation of the Fund, Vermont Advisors can provide services the nature and quality of which are at least equal to those provided by others offering the same or similar services and the fees for such services are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality. The Fund's Services Agreement with Vermont Advisors continues from year to year only if approved annually in the same manner as is required for the approval of the Advisory Agreement. The Fund's Services Agreement may be terminated by the Fund on 60 days' notice to Vermont Advisors, and terminates automatically upon its assignment.

Custodian and Independent Accountant Services

     The Vermont National Bank serves as Custodian for the securities held by the Fund and will insure that such securities are kept in a safe and secure manner. The Custodian's address is 87 West Street, Rutland, Vermont 05701.

     The Fund's independent accountant is Tait, Weller & Baker, Eight Penn Center, Suite 800, Philadelphia, Pennsylvania, 19103. Tait, Weller & Baker will audit the books and records of the Fund annually and will report on the Fund's financial statements.

Other Fund Expenses

     The Fund also pays for printing of prospectuses and other reports to shareholders and all expenses and fees related to the registration and filing with the Securities and Exchange Commission and with regulatory authorities in the State of Vermont. The Fund pays all other expenses incurred in its operations, including custody, portfolio valuation services, shareholder communications, association memberships, legal, fidelity bond, insurance and auditing costs; fees and expenses of Directors who are not affiliated with Vermont Advisors; clerical, accounting, administrative and other office costs; costs of maintenance of the Fund's existence; and interest charges, taxes, brokerage fees, and commissions.

Portfolio Transactions and Allocation of Brokerage

     As the Fund's portfolio is composed exclusively of debt securities, most of the Fund's portfolio transactions are effected with dealers without the payment of brokerage commissions, but rather at net prices which usually include a spread or markup. The Fund paid no brokerage commissions in the years 1997 and 1996, respectively. In making portfolio purchases and sales on behalf of the Fund, Vermont Advisors seeks the most favorable net price consistent with the best trade execution. Frequently, however, Vermont Advisors may select a dealer to execute a particular transaction without contacting all dealers who might be able to complete such transaction because of the volatility of the bond market, the often thin supply of securities sought by the Fund and the desire of the Fund to accept a particular price for a security because the price offered by the dealer selected meets the Fund's guidelines for profit, yield or both.

     Decisions with respect to placement of the Fund's portfolio transactions are made by Vermont Advisors. The primary consideration in making these decisions is availability of securities of issuers which the Fund desires to accumulate or dispose of, efficiency in the execution of orders and obtaining the most favorable net price for the Fund. When consistent with these objectives, business may be placed with broker-dealers who furnish investment research or securities inventory location services to the Fund. Such research services include advice, both directly and in writing, as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the identity of purchasers or sellers of securities; the providing of analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. These research services allow Vermont Advisors to supplement its own investment research activities and obtain the views and information of individuals and research staffs of many different securities firms in the course of making investment decisions for the Fund. To the extent portfolio transactions are effected with broker-dealers who furnish research services to Vermont Advisors, Vermont Advisors receives a benefit, not measurable in dollar amounts, without providing any direct monetary benefit to the Fund from these transactions.

     Vermont Advisors has not entered into any formal or informal agreements with any broker-dealers, nor does it maintain any "formula" which must be followed in connection with the placement of the Fund's portfolio transactions in exchange for research services provided to Vermont Advisors.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     The Fund is open for business and its net asset value per share is calculated on every day the New York Stock Exchange (Exchange) is open for trading. The Exchange has designated the following holiday closings for the remainder of 1998: Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The holiday closing schedule may be changed by the Exchange. The close of the Fund's business day will coincide with the close of business of the Exchange (normally 4:00 p.m. Eastern time). The Fund will determine the net asset value by 5:30 p.m. each business day. When the Exchange is closed, or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the Securities and Exchange Commission to merit such action, the Fund will determine the net asset value at the close of business, the time of which will coincide with the closing of the Exchange. To the extent that Fund securities are traded in other markets on days the Exchange is closed, (and the Fund is not open for business), the Fund's net asset value per share may be significantly affected on days when investors do not have access to the Fund to purchase or redeem shares.

                                  UNDERWRITERS

     The shares of the Fund are distributed continuously by the Fund on a best efforts basis. No underwriting commissions are paid by the Fund.

                           FUND YIELD AND PERFORMANCE

The Fund may quote performance in various ways. All performance information supplied by the Fund in advertising is historical and is not intended to indicate future returns. The Fund's share price, yield and total return fluctuates in response to market conditions and other factors, and the value of the Fund's shares when redeemed may be more or less than their original cost.

Yield Calculations

     The Fund's yield for the thirty day period ended April 30, 1998 is 4.68%. The yield was computed by dividing the net income per share earned during the period by the net asset value per share on April 30, 1998.

     Yields used in advertising the Fund are computed by dividing the Fund's interest income for a given 30 day or one month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Fund's net asset value per share at the end of the period and analyzing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation.

     The Fund's tax equivalent yield for the thirty day period ended April 30, 1998 is 8.04%. The tax equivalent yield was computed by dividing the yield of 4.68% earned during the period by a one minus a combined Federal and Vermont income tax rate of 41.76%.

     The tax equivalent yield of the Fund is the rate an investor would have to earn from a fully taxable investment in order to equal the Fund's yield after taxes. Tax equivalent yields are calculated by dividing the Fund's yield by the result of one minus a stated combined federal and Vermont state tax rate. If only a portion of the Fund's yield is tax exempt, only that portion is adjusted in the calculation.

     The following table, based on current federal and Vermont state 1998 tax tables, may be used to indicate a shareholder's approximate effective combined federal and Vermont state tax bracket and taxable- equivalent yields. It gives the approximate yield a taxable security must provide at various income brackets to produce after-tax yields equivalent to those of tax exempt obligations yielding from 5.0% to 6.5%. Of course, no assurance can be given that the Fund will achieve any specific tax-exempt yield. While the Fund invests principally in obligations the interest from which is exempt from federal and Vermont state income taxes, other income received by the Fund may be taxable by either or both federal and Vermont state governments.

                                          TAX EQUIVALENT YIELDS FOR VERMONT RESIDENTS
-----------------------------------------------------------------------------------------------------------
                                        Vermont
                                          Tax          Combined
        Taxable                         Bracket        Federal
        Income**           Federal     as a % of         and             If the tax-exempt yield is:
single         joint         Tax      Federal Tax      Vermont      5.0%       5.5%       6.0%        6.5%
return        return       Bracket*      Due         Tax Bracket*      Then taxable equivalent yield is:
-----------------------------------------------------------------------------------------------------------

$25,350 to  $42,350 to
$61,400     $102,300          28%         25%           33.0%       7.47%      8.21%      8.96%       9.71%

$61,401 to  $102,301 to
$128,100    $155,950          31%         25%           36.3%       7.86%      8.64%      9.43%      10.21%

$128,101 to $155,951 to
$278,450    $278,450          36%         25%           41.8%       8.58%      9.44%      10.30%     11.16%

$278,451 &  $268,451 &
above       above             39.6%       25%           45.6%       9.19%     10.11%      11.03%     11.94%

     * Excludes the impact of the phaseout of personal exemptions, limitation on itemized deductions and other credits, exclusions and adjustments which may raise a taxpayer's marginal combined federal and Vermont state tax rate. An increase in a shareholder's marginal tax rate would increase that shareholder's tax-equivalent yield. Vermont tax rates are based on Federal tax paid which is estimated for each bracket shown.

    ** Net amount subject to federal and Vermont state income taxes after deductions and exemptions. Assumes ordinary income only.

     Income calculated for the purpose of determining the Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for the Fund may differ from the rate of distribution the Fund paid over the same period or the rate of income reported in the Fund's financial statements.

Total Return Calculations

     The Fund's average annual total return for the one year period ended December 31, 1997 is 7.74%. The Fund's average annual total return for the period from September 18, 1991 (inception of operations) through December 31, 1997 is 5.63%. The one year total return was computed by assuming an initial investment of $1,000 in shares of the Fund on January 1, 1997 and calculating the redemption value of those shares on December 31, 1997, assuming reinvestment of all dividends paid during 1997.

     Total returns quoted in advertising reflect all aspects of the Fund's return, including the effect of reinvesting dividends and capital gain distributions (if any), and any change in the Fund's net asset value per share
(NAV) over the period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate that would equal 100% growth on a compounded basis in ten years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that, the Fund's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of the Fund.

     In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount and may be calculated for a single investment, a series of investments and/or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns, yields and other performance information may be quoted numerically or in a table, graph or similar illustration.

     The Fund's performance may be compared in advertising to the performance of other mutual funds in general or to the performance of particular types of mutual funds, especially those with similar objectives. The Fund may compare and contrast in advertising the relative advantages of investing in a mutual fund versus an individual municipal bond. The Fund may be compared to the 20-Bond Index. The 20-Bond Index, published by the Bond Buyer, consists of 20 general obligation bonds that mature in 20 years. The average credit rating of the 20 bonds is roughly equivalent to the A1 rating of Moody's Investors Service. The Fund may also compare its performance to the Lehman Brothers Municipal Bond Index. The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the tax-exempt market. Returns and attributes for the Index are calculated monthly using over 8,000 municipal bonds. The Index is composed of bonds that are rated 'A' or better by Moody's, have maturing dates of greater than one year and are not in danger of being called within six months.

     The Fund may advertise examples of periodic investment plans, including the principle of dollar cost averaging. In such a program, the investor invests a fixed dollar amount in the Fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares had been purchased at those intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares through periods of low price intervals.

                                 TAX INFORMATION

Federal Tax Information

     The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code. By qualifying as a regulated investment company the Fund is relieved of Federal income taxes on all net income and all net realized capital gains, if any, that the Fund distributes to shareholders. In order to so qualify, the Fund must (i) derive at least 90% of its gross income from dividends, interest and gains from the sale or other disposition of securities,
(ii) meet certain diversification tests as to its investments in securities and
(iii) distribute to shareholders at least 90% of the Fund's net tax exempt and net taxable income earned in any year.

     Distribution of net short term capital gains the Fund may realize from the sale of municipal or other securities will be taxable to the Fund's shareholders as short-term capital gains. Distribution of net long- term capital gains, if any, will be taxable to shareholders as long-term capital gains, regardless of how long the shareholder has held the shares in respect of which the distributions are paid. The tax effect of dividends, whether taxable or exempt, on the Fund's shareholders is the same whether such dividends are in the form of cash or additional shares.

     The Internal Revenue Code prohibits investors from deducting for Federal income tax purposes, interest paid on loans made or continued for the purpose of purchasing or carrying shares of a mutual fund, such as the Fund, that distributes exempt interest dividends. Under rules of the Internal Revenue Service, there are circumstances in which purchases of shares of the Fund may be considered to have been made with borrowed funds, even though the borrowed funds are not directly traceable to the share purchases.

     If in any fiscal year the Fund has taxable income, the Fund will use the actual earned method of allocating taxable and nontaxable income. The Fund will also allocate expenses between taxable and nontaxable income. In any such year, the percentage of quarterly dividends that are exempt will vary from quarter to quarter.

     The Tax Reform Act of 1986 (the "1986 Act") has resulted in multiple revisions of the federal tax laws. The following summary discusses some of the more important changes in the 1986 Act that affects the Fund and its shareholders.

Excise Tax

     The 1986 Act contains a provision which discourages shareholders from deferring tax on dividend income received from a regulated investment company. Under the provision, a 4% non-deductible federal excise tax is levied on undistributed Fund income unless the Fund distributes at least (a) 98% of calendar year ordinary income during the calendar year; (b) 98% of capital gain net income earned in the year ending October 31 by December 31; and (c) 100% of any undistributed capital gain net income from the prior October 31 measurement period and 100% of any undistributed ordinary income from the prior December 31 measurement period.

Capital Gains

     Long term and short term capital gains distributions to a corporation will be taxed at the regular corporate tax rate. The highest corporate tax rate is 34%. The 60% long term capital gain deduction for individuals has been repealed; therefore, all long term and short term capital gains distributions will be taxed at the individual rates in effect at the date of the distribution. Effective in 1990, certain individual taxpayers at higher income levels became subject to a maximum tax rate of 33%. This rate applies regardless of the character of the income which caused the taxable income to reach this "surcharge" bracket. At still higher income levels, some taxpayers will have been taxed at a flat 28% rate on all income and will have lost the benefit of personal and dependent exemptions.

Exempt Interest Dividends

     Under the present tax law, if the stock of the Fund is held for six months or less, any loss on the sale or exchange of that stock would be disallowed to the extent the taxpayer received exempt interest dividends with respect to that stock. The Treasury Department is authorized under current law to issue regulations which it has not done to date which would further shorten the six month requirement to a period not less than the greater of 31 days or the period between regular dividend distributions, if the Fund distributes at least 90% of its net tax-exempt interest.

Tax Exempt Bonds

     Under laws currently in effect, interest on obligations of the territories and possessions of the United States, including Puerto Rico, the United States Virgin Islands and the Trusteeships of Guam and the Marianas Islands and the political subdivisions, agencies and instrumentalities of these governmental entities is generally tax exempt. Interest on non-governmental purpose bonds, such as industrial revenue bonds, issued by qualified government entities is taxable unless the bonds are issued to finance certain specified exempt activities, are used for development of industrial park sites or are exempt small issues. Further- more, bonds issued for activities of non-governmental persons are referred to collectively as "non-essential" bonds. The Fund does not intend to purchase "non-essential" purpose bonds.

Tax Status of the Fund

     As a regulated investment company, the Fund is qualified to pay "exempt interest dividends", provided that at least 50% of the Fund's total assets are invested in municipal securities at the close of each quarter of the calendar year. Ordinarily, dividends paid from net income earned by the Fund on investments in Vermont and Other Municipal Bonds will be exempt interest dividends. Shareholders receiving exempt interest dividends may exclude them from gross income for Federal income tax purposes. However, dividends the Fund may earn from investments in nonmunicipal securities will be fully taxable as interest income.

     The above analysis is not all-inclusive and is subject to federal law and regulations.

Vermont State Tax Information

     By qualifying as a "regulated investment company" for Federal income tax purposes, the Fund is not subject to Vermont income taxes on net income and net capital gains, if any, that are distributed to the Fund's shareholders. Dividends paid by the Fund to shareholders which qualify as "exempt interest dividends" for Federal income tax purposes are also excludable from shareholders' gross income for Vermont state income tax purposes so long as the total assets of the Fund are invested in Vermont Municipal Bonds and Other Municipal Bonds as defined in the prospectus. All other dividends and distributions, as well as any earnings we receive from taxable investments and any capital gains we realize from any investments, will have the same general consequences to shareholders for Vermont state income tax purposes as they have for Federal income tax purposes. This means that dividends paid by the Fund will ordinarily be excludable from gross income for Vermont income tax purposes.

     Under current Vermont tax law, the Fund is subject to a corporate tax which shall not exceed the corporate minimum tax of $150 annually.

                              FINANCIAL STATEMENTS

     Following are the Fund's Financial Statements and notes thereto dated December 31, 1997 and the Independent Auditors' Report dated January 9, 1998:

                              TAIT, WELLER & BAKER
                          Cerfified Public Accountants

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors
Tax Free Fund of Vermont, Inc.
Rutland, Vermont

We have audited the accompanying statement of assets and liabilities of the Tax Free Fund of Vermont, Inc., including the portfolio of investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Tax Free Fund of Vermont, Inc. as of December 31, 1997, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


                                                  TAIT, WELLER & BAKER

PHILADELPHIA, PENNSYLVANIA
JANUARY 9, 1998

TAX FREE FUND OF VERMONT, INC.

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1997

MUNICIPAL BONDS (101.27%)                                     MATURITY        PRINCIPAL         MARKET
                                               RATE             DATE            AMOUNT          VALUE
                                               ----             ----            ------          -----
VERMONT (85.11%)
Vermont Educational and
    Health Buildings Financing Agency
    1993 Revenue Bond
    (Norwich University Project) .............  6.0%            09/01/13      $  105,000      $  111,694
    1991 Revenue Bond (FHA Insured)
    (Helen Porter Nursing Home Project) ......  7.1%            02/01/31         275,000         297,000
    1994 Revenue Bond
    (St. Johnsbury Academy Project) ..........  7.15%           04/15/14       1,145,000       1,242,325
    1994 Revenue Bond
    (St. Johnsbury Academy Project) ..........  7.375%          04/15/24         225,000         246,094
    1993 Revenue Bond
    (Champlain College Project) ..............  6.0%            10/01/13         260,000         276,575
    1994 Revenue Bond
    (Landmark College Project) ...............  7.15%           11/01/14         500,000         566,250
    1996 Revenue Bond
    (Lyndon Institute) .......................  6.60%           12/01/14         335,000         367,662
    1996 Revenue Bond
    (Northwestern Medical Center) ............  6.25%           09/01/18         530,000         556,500
    1992 Revenue Bond
    (Middlebury College Project) .............  6.0%            11/01/22         100,000         104,500
    1996 Revenue Bond
    (Middlebury College Project) .............  5.375%          11/01/26         100,000         102,125

Vermont State Colleges
    1997 Revenue Bond ........................  5.125%          07/01/18         350,000         342,562

Vermont Housing Finance Agency
    Single Family Mortgage-Backed Bond
    1990 Series 2 ............................  7.3%            05/01/25         285,000         301,388
    1989 Series A ............................  7.85%           12/01/29         265,000         276,262
    1988 Series B ............................  8.1%            06/01/22         380,000         393,619
    1990 Series 1 ............................  8.15%           05/01/25         185,000         193,556
    1994 Series 5 ............................  6.875%          11/01/16         100,000         108,625
    1992 Series 4 ............................  5.75%           11/01/12          55,000          56,513
    1992 Series 4 ............................  6.4%            11/01/25         660,000         706,200

Vermont Housing Finance Agency
    Multi-Family Mortgage-Backed Bond
    1977 Series 1 ............................  6.50%           02/15/17          75,000          75,238

Vermont Student Assistance Corp.
    1993 Series D ............................  6.70%           12/15/12         350,000         381,500
                                                                                              ----------
        TOTAL VERMONT BONDS ..................                                                 6,706,188
                                                                                              ----------

PUERTO RICO (10.78%)

Puerto Rico Electric Power Authority
    1995 Revenue Bond, Series X ..............  5.5%            07/01/25         180,000         182,700

Puerto Rico Industrial,
    Medical & Environmental Authority
    1994 Revenue Bond
    (Ryder Memorial Hospital Project) ........  6.6%            05/01/14         425,000         463,781
    1997 Revenue Bond
    (Mennonite General Hospital Project) .....  5.625%          07/01/27         200,000         202,500
                                                                                              ----------
        TOTAL PUERTO RICO BONDS ..............                                                   848,981
                                                                                              ----------
U.S. VIRGIN ISLANDS (5.38%)

U.S. Virgin Islands Public Finance
    Authority 1992 Series A ..................  7.25%           10/01/18         375,000         423,750
                                                                                              ----------
    TOTAL INVESTMENTS IN SECURITIES
      (COST $7,692,024) (101.27%) (1) ........                                                 7,978,919
    OTHER ASSETS AND LIABILITIES, NET -
      (1.27%) ................................                                                   (99,757)
                                                                                              ----------
    NET ASSETS - 100% ........................                                                $7,879,162
                                                                                              ==========
(1) The cost of investments for federal income tax purposes amounted to $7,692,024. Gross unrealized appreciation and depreciation of investments based on identified tax cost at December 31, 1997 are as follows:
    Gross unrealized appreciation ......................................................      $  288,558
    Gross unrealized depreciation ......................................................          (1,663)
                                                                                              ----------
    Net unrealized appreciation ........................................................      $  286,895
                                                                                              ==========

                     See accompanying notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997

ASSETS
------
Investments in securities at market value
  (identified cost $7,692,024) (Note 1-A) .........................  $7,978,919
Cash ..............................................................     109,873
Receivable for interest ...........................................      97,028
Prepaid expenses and other assets .................................      34,644
                                                                     ----------
    TOTAL ASSETS ..................................................   8,220,464
                                                                     ----------
LIABILITIES
------------
Payable for:
  Securities purchased ............................................     339,302
  Capital stock redeemed ..........................................       2,000
                                                                     ----------
    TOTAL LIABILITIES .............................................     341,302
                                                                     ----------
NET ASSETS
----------
  (Applicable to 765,478 shares outstanding, $.01 par value,
    10,000,000 shares authorized) .................................  $7,879,162
                                                                     ==========
NET ASSET VALUE, OFFERING AND REPURCHASE PRICE PER SHARE
--------------------------------------------------------
  ($7,879,162 / 765,478) ..........................................      $10.29
                                                                         ======
NET ASSETS
----------
At December 31, 1997, net assets consisted of:
  Paid-in capital .................................................  $7,577,288
  Accumulated net realized gain on investments ....................      14,979
  Unrealized appreciation of investments ..........................     286,895
                                                                     ----------
                                                                     $7,879,162
                                                                     ==========
                     See accompanying notes to financial statements.

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1997

INVESTMENT INCOME
-----------------
  INCOME
    Interest ......................................................     $446,282
                                                                        --------
  EXPENSES
    Investment advisory fees (Note 4) .............................       52,115
    Printing and postage ..........................................       26,394
    Audit fees ....................................................       10,944
    Insurance .....................................................        9,525
    Administrative and shareholder services (Note 4) ..............       11,192
    Portfolio pricing costs .......................................        2,392
    Custody fees ..................................................        2,733
    Registration fees .............................................        1,445
    Directors fees and expenses ...................................       10,930
    Other .........................................................          642
                                                                        --------
    TOTAL EXPENSES ................................................      128,312
                                                                        --------
      NET INVESTMENT INCOME .......................................      317,970
                                                                        --------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
-------------------------------------------
    Net realized gain on investments sold .........................      147,794
    Net change in unrealized appreciation .........................       98,475
                                                                        --------
        NET GAIN ON INVESTMENTS ...................................      246,269
                                                                        --------
          NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ....     $564,239
                                                                        ========

                     See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 1997 AND 1996

                                                                                                 1997             1996
                                                                                                 ----             ----
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
-------------------------------------------------
  Net investment income ...............................................................        $  317,970       $  316,284
  Net realized gain on investments ....................................................           147,794           55,649
  Net change in unrealized appreciation (depreciation) ................................            98,475          (48,332)
                                                                                               ----------       ----------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..............................           564,239          323,601

  DISTRIBUTIONS TO SHAREHOLDERS FROM
  ----------------------------------
    Net investment income .............................................................          (317,970)        (316,284)

  CAPITAL SHARE TRANSACTIONS (Note 3)
  -----------------------------------
    Increase in net assets resulting from capital share
      transactions ....................................................................           414,136          250,708
                                                                                               ----------       ----------
    TOTAL INCREASE IN NET ASSETS ......................................................           660,405          258,025

NET ASSETS
----------
  Beginning of year ...................................................................         7,218,757        6,960,732
                                                                                               ----------       ----------
  END OF YEAR .........................................................................        $7,879,162       $7,218,757
                                                                                               ==========       ==========

                     See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                             YEARS ENDED DECEMBER 31, 1997
                                                       --------------------------------------------------------------------
                                                        1997             1996            1995           1994           1993
                                                        ----             ----            ----           ----           ----
NET ASSET VALUE
---------------
BEGINNING OF YEAR ................................      $ 9.97           $ 9.96          $ 9.30         $ 9.86         $ 9.88
                                                        ------           ------          ------         ------         ------
  INCOME FROM INVESTMENT OPERATIONS
    Net investment income ........................         .43              .43             .49            .53            .53
    Net gain (loss) on securities (both realized
      and unrealized) ............................         .32              .01             .66           (.56)          (.02)
                                                        ------           ------          ------         ------         ------
    TOTAL FROM INVESTMENT OPERATIONS .............         .75              .44            1.15           (.03)           .51
                                                        ------           ------          ------         ------         ------
  LESS DISTRIBUTIONS FROM
    Net investment income ........................        (.43)            (.43)           (.49)          (.53)          (.53)
                                                        ------           ------          ------         ------         ------
  END OF YEAR ....................................      $10.29           $ 9.97          $ 9.96         $ 9.30         $ 9.86
                                                        ------           ------          ------         ------         ------

TOTAL RETURN .....................................        7.74%            4.56%          12.65%         (0.27)%         5.26%
------------

RATIOS/SUPPLEMENTAL DATA
------------------------
  NET ASSETS AT END OF YEAR (000'S) ..............      $7,879           $7,219          $6,961         $5,786         $5,875
  RATIO OF
    Expenses to average net assets ...............        1.72%            1.55%           1.49%          1.66%          2.48%
    Net investment income to average net assets ..        4.26%            4.41%           5.06%          5.61%          5.34%

PORTFOLIO TURNOVER ...............................          60%              98%            182%            44%            61%
------------------

                     See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1997

(1) Summary of Significant Accounting Policies
    ------------------------------------------

The Tax Free Fund of Vermont, Inc. (the "FUND") was incorporated under the laws of the State of Vermont on May 20, 1991. The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end investment company. The Fund's investment goal is to seek the highest level of current income exempt from Federal and Vermont income taxes for shareholders as is consistent with the prudent investment management of the principal invested by shareholders.


The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

   (A) Security Valuation
       ------------------
       Portfolio securities are valued by an independent pricing service using market quotations, prices provided by market makers, or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics, in accordance with procedures established in good faith by the Board of Directors.

   (B) Security Transactions and Investment Income
       -------------------------------------------
       Security transactions are accounted for on the trade date. Interest income is accrued on a daily basis. Bond premiums and discounts are amortized/ accreted as required by the Internal Revenue Code.

   (C) Income Taxes
       ------------
       It is the Fund's policy to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies, including the distribution of all taxable income to the Fund's shareholders. Therefore, no Federal income tax provision is required. By qualifying as a "REGULATED INVESTMENT COMPANY" for Federal income tax purposes, the Fund is not subject to Vermont income taxes on net income and net capital gains, if any, that are distributed to the Fund's shareholders. Dividends paid by the Fund to shareholders which qualify as "EXEMPT INTEREST DIVIDENDS" for Federal income tax purposes are also excludable from shareholders' gross income for Vermont state income tax purposes so long as the total assets of the Fund are invested in Vermont Municipal Bonds and Other Municipal Bonds as defined in the prospectus.

   (D) Distributions to Shareholders
       -----------------------------
       The Fund intends to declare daily and distribute monthly to its shareholders dividends from net investment income and to declare and distribute annually net realized long-term capital gains, if any. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatment of post-October capital losses. Each distribution will be made in shares or, at the option of the shareholder, in cash.

   (E) Use of Estimates
       ----------------
       In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(2) Purchases and Sales of Securities
    ---------------------------------
Realized gains and losses are recorded on the specific identification method. Costs of purchases and proceeds from sales of securities for the Fund aggregated $4,988,177 and $4,302,802, respectively.

(3) Capital Share Transactions
    --------------------------
Transactions in shares of the Fund for the years ended December 31, 1997 and 1996, were as follows:

                                       1997                       1996
                                ----------------------    ---------------------
                                SHARES       AMOUNT        SHARES      AMOUNT
                                ------       ------        ------      ------
Shares sold ..................   130,732    $1,316,230     113,580   $1,126,288
Shares issued in reinvestment
  of dividends                    21,950       221,620      19,836      196,725
Shares redeemed ..............  (111,499)   (1,123,714)   (108,155)  (1,072,305)
                                --------    ----------    --------   ----------
NET INCREASE .................    41,183    $  414,136      25,261   $  250,708
                                ========    ==========    ========   ==========

(4) Investment Advisory Fee and Other Transactions with Affiliates
    --------------------------------------------------------------
As compensation for its management services, the Fund has agreed to pay Vermont Fund Advisors, Inc. (the "ADVISOR") a fee computed at the annual rate of.7% (seven-tenths of 1 percent) of average daily net asset value. However, the Advisor may voluntarily waive or refund investment advisory fees payable to it under the Advisory Agreement and assume and pay or otherwise reimburse the Fund for other operating expenses to whatever extent deemed necessary and appropriate. There was no reimbursement made by the Advisor for the year ended December 31, 1997.

In addition, the Fund has entered into an Administrative Services Agreement with the Advisor. The Agreement provides for a fee computed at a rate of.08% (eight-one hundredths of 1 percent) on the average daily net asset value of the Fund to be paid for administrative services received by the Fund. For the year ended December 31, 1997, administrative services fees paid by the Fund totaled $6,109.

The president, director and sole shareholder of the Advisor also serves as president and as a director of the Fund. Officers of the Fund receive no compensation directly from the Fund.

(5) Concentration of Credit Risk
    ----------------------------
The Fund invests a substantial proportion of its investments in debt obligations issued by the State of Vermont and its political sub-divisions, agencies and public authorities to obtain funds for various public purposes. The Fund is more susceptible to factors adversely affecting issuers of Vermont municipal securities than is a fund that is not concentrated in these issuers to the same extent.

                 APPENDIX A - DESCRIPTION OF SECURITIES RATINGS

              Ratings of Municipal Notes

     MOODY'S INVESTORS SERVICE, INC.

  MIG-1/VMIG-1: the best quality.

     MIG-2/VMIG-2: high quality, with margins of protection ample though not so large as in the preceding group.

     MIG-3/VMIG-3: favorable quality, with all security elements accounted for, but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well estab- lished

     STANDARD & POOR'S CORPORATION

     SP-1: very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

     SP-2: satisfactory capacity to pay principal and interest.

     SP-3 - Speculative capacity to pay principal and interest.

          Ratings of Municipal Debt Securities

MOODY'S INVESTORS SERVICE, INC.

     Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge".

     Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds.

     A - Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations.

     Baa - Bonds rated Baa are considered medium grade obligations, i.e. they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds rated Ba are judged to have speculative elements;their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

     Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present ele- ments of danger with respect to principal or interest.

     Ca - Bonds rated Ca represent obligations which/ are speculative in a high degree. Such issues are often in default or have other marked short-comings.

     Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


STANDARD & POOR'S CORPORATION

     AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest .

     AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong.

     A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than in the A category.

     BB, B, CCC, CC - Bonds rated BB, B, CCC and CC are regarded on balance as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                        PART C. OTHER INFORMATION

         ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS


          (a) Financial Statements

              Tax Free Fund of Vermont, Inc.
              Report of Independent Auditors - Included in Part B of the
                Registration Statement.
              Portfolio Investments - Included in Part B of the Registration
                Statement.
              Statement of Assets and Liabilities - Included in Part B of the
                Registration Statement.
              Statement of Operations - Included in Part B of the Registration
                Statement.
              Statement of Changes in Net Assets - Included in Part B of the
                Registration Statement.
              Financial Highlights - Included in Part B of the Registration
                Statement.
              Notes to Financial Statements - Included in Part B of the
                Registration Statement.

     ITEM 26. NUMBER OF HOLDERS OF SECURITIES

              As of April 30, 1998, there are 296 holders of the common stock of the Registrant.

     ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER


The investment adviser, Vermont Fund Advisors, Inc., provides investment advisory services to one to a limited number of individual accounts. Vermont Fund Advisors also performs financial and general management consulting services. During the past two years, Mr. John T. Pearson, President has performed all services provided by Vermont Fund Advisors, Inc.

     ITEM 29. PRINCIPAL UNDERWRITERS

              The Registrant distributes its own securities

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment No. 7 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Rutland, and State of Vermont on the 30th day of April, 1998.


                                            TAX FREE FUND OF VERMONT, INC.

                                      -----------------------------------------
                                             John T. Pearson, President


Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 9 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


                                                    DIRECTOR      APRIL 30, 1998
----------------------------------------------
         STEPHEN A. CARBINE


                                                    DIRECTOR      APRIL 30, 1998
----------------------------------------------
         JOHN T. PEARSON


                                                    DIRECTOR      APRIL 30, 1998
----------------------------------------------
         WINFRED A. THOMAS